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                       KENWOOD COMMUNICATIONS CORPORATION
                            MASTER DEALER AGREEMENT
                           LAND MOBILE RADIO PRODUCTS


                                 [KENWOOD LOGO]

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                       KENWOOD COMMUNICATIONS CORPORATION
                            MASTER DEALER AGREEMENT
                           LAND MOBILE RADIO PRODUCTS

       THIS AGREEMENT is made in Long Beach, California as of the __________________ day of ________________, 19__, by and between KENWOOD
COMMUNICATIONS CORPORATION, a California corporation, having its principal place of business at 2201 E. Dominguez Street, Long Beach, California 90810-5745 (hereinafter called "Kenwood") and


                      CHAMPION COMMUNICATION SERVICES, INC.
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        Dealer's Full Legal Name and D/B/A (if different from Legal Name)

having its principal place of business at

            1610 WOODSTEAD COURT, SUITE 330, THE WOODLANDS, TX 77380
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Street Address                  City/Town               State           Zip

(hereinafter called "Dealer").

                                   BACKGROUND

       Kenwood markets various high quality land mobile radio product lines. Dealer desires to be appointed as an authorized Kenwood dealer for one or more of such product lines and Kenwood desires to so appoint Dealer, upon the terms and conditions hereinafter set forth. Accordingly, in consideration of the foregoing and the mutual covenants and undertakings hereinafter set forth, Kenwood and Dealer hereby agree as follows:

                                   AGREEMENTS

1.     Appointment and Acceptance.

       A. Kenwood and Dealer have executed one or more Kenwood Land Mobile Product Addenda applicable to specific Kenwood land mobile product lines. Kenwood hereby appoints Dealer as one of Kenwood's authorized dealers for the products included in those product lines specified on such Addenda. All such executed Kenwood product Addenda hereinafter are referred to collectively as "the Applicable Product Addenda". The product lines specified on the Applicable Product Addenda hereinafter are referred to collectively as "the Applicable Product Lines", and the products included in the Applicable Product Lines hereinafter are referred to collectively as "Kenwood Products" or "the Products". Dealer's appointment hereunder shall not entitle Dealer to purchase any land mobile or other products from Kenwood other than those included in the Applicable Product Lines.

       B. Dealer's appointment as an authorized Kenwood dealer for the Products shall be nonexclusive. Kenwood shall have the right, from time to time, at its sole discretion, to increase or decrease the number of authorized Kenwood dealers and/or locations in the vicinity of Dealer's authorized location(s) or elsewhere, without advance notice to Dealer, or to otherwise market the Products as it sees fit.

       C.     Dealer hereby accepts its appointment hereunder.

2.     Sales Limitations.

       A. Kenwood and Dealer agree that Dealer shall not sell or offer the Products for sale from any locations other than those which Kenwood has authorized in advance in writing. Dealer's presently authorized location(s) are listed on the Applicable Product Addenda.

       B. Kenwood and Dealer further agree that unless authorized in advance by Kenwood in writing, Dealer shall not sell or otherwise transfer Kenwood Products to any other person or entity for purposes of further resale. Any such authorization may be withdrawn by Kenwood at any time, at its sole discretion, by written notice to Dealer.

       C. Kenwood and Dealer acknowledge and agree that the limitations set forth in subparagraphs A and B hereof will contribute to the achievement of one or more of the following goals:

              i. Compliance by all outlets at which Kenwood Products are sold or offered for sale with the standards established by Kenwood for its authorized dealers.

              ii. Provision of the maximum service to their customers by authorized Kenwood dealers, both prior and subsequent to sale.

              iii. Prevention of oversaturation of the market for Kenwood Products, thereby improving the ability of authorized Kenwood dealers to compete effectively with dealers selling competitive products.

              iv. Prompt location of the Products by Kenwood in the event that it becomes necessary to recall the Products, whether for safety or other reasons.

3.     Mail Order and Telephone Order Sales.

       Dealer shall refrain from any mail order or telephone order sales of the Products and shall sell the Products only to customers with whom Dealer meets in person, whether on the premises of Dealer or the customer. Kenwood and Dealer acknowledge and agree that such limitations are appropriate inasmuch as:

       A. If all authorized Kenwood dealers for the Products refrain from mail order and telephone order sales, each authorized Kenwood dealer will be encouraged to make the highest commitment to the Products, thereby enhancing the position of the Products with respect to competitive products.

       B. Due to the nature of the Products, it is desirable that they be demonstrated to prospective purchasers and that their specifications, features and Product benefits be explained fully in a personal meeting with the salesperson, during which the salesperson can assess the purchaser's needs.

       C. Certain models of the Products require installation which best can be accomplished by professional installers in order to enhance their performance. Authorized Kenwood dealers will be unable to install the Products for purchasers whose only contacts with Kenwood are by mail or telephone, and dealers engaged in mail or telephone order sales may not be knowledgeable concerning local installers to whom purchasers can be referred.

4.     Support by Kenwood.

       Kenwood shall provide its authorized dealers for the Products with support, through local training performed by Kenwood employees and/or independent sales representatives, through national advertising, and through Product literature.

5.     Location Requirements.

       Dealer agrees that each of the requirements expressed in this paragraph shall be fulfilled at each of Dealer's authorized locations at all times during the term of this Agreement:

       A. Dealer shall have a sales facility at the location, which shall be maintained in a manner enabling Dealer to demonstrate and sell the Products properly.

       B. Dealer shall maintain sales personnel at the location who are fully conversant with the specifications, features and benefits of the Products. Dealer shall conduct any sales training of its personnel which may be necessary to impart such knowledge, and shall extend complete cooperation to Kenwood in any Product education programs which Kenwood may establish.





                                       2
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       C.     Dealer shall use its best efforts to stimulate and increase interest in the Products, consistently shall encourage the purchase of the Products by Dealer's customers, and at all times shall represent the Products fairly in comparison with competitive products from other suppliers.

       D. Dealer at no time shall engage in any unfair trade practices or make any false or misleading representations with regard to Kenwood or Kenwood Products. Dealer shall make no representations to customers or to the trade with respect to Kenwood Product specifications or features, except such as may be approved in writing or published by Kenwood.

       E. Dealer either shall maintain facilities and personnel at the location which will enable Dealer to perform both in and out of warranty service with respect to the Products, or shall maintain a working relationship with one or more independent authorized Kenwood service stations for the Products.

       F. To the extent not otherwise required herein, Dealer shall comply with all applicable federal, state and local laws and regulations in performing its obligations hereunder and in any other dealings with the Products.

6.     Minimum Purchase Requirements.

       Dealer shall satisfy minimum purchase requirements established by Kenwood, in accordance with the provisions of the Applicable Product Addenda. Such requirements shall remain in force unless and until modified by Kenwood, by written notice to dealer which may be undertaken by Kenwood annually on a fiscal year basis. Any election by Kenwood to refrain from implementing modifications in a particular year shall not serve to waive its rights in subsequent years.

7.     Prices and Other Terms and Conditions of Sale.

       A. Dealer acknowledges receipt of Kenwood's current price list(s), applicable to the Products hereinafter called collectively the "Price List'. The Price List, any supplementary or replacement Price Lists, and each of the prices and other terms and conditions of sale contained in all such Price Lists shall be considered integral parts of this Agreement. Kenwood shall have the right to reduce or increase prices to Dealer at any time, without advance notice. When a new Price List is issued to Dealer by Kenwood, it shall become a part of this Agreement automatically as of the effective date stated thereon, and shall supersede all prior inconsistent Price Lists.

       B. Prices do not include taxes of any nature. Dealer shall pay applicable taxes when invoiced by Kenwood unless Dealer supplies tax exemption certificates in form satisfactory to Kenwood and the appropriate taxing authorities.

       C. Except with respect to mailers or programs on which Kenwood and Dealer specifically agree in writing or to which Kenwood commits in writing, all transactions between Kenwood and Dealer relating to the Products shall be governed entirely by the terms and conditions stated in this Agreement, in the Price List, on Kenwood invoices and order acknowledgments, and in any Security Agreements as may be executed by the parties. KENWOOD HEREBY REGISTERS A CONTINUING OBJECTION TO ANY TERMS OR CONDITIONS CONTAINED IN DEALER'S PURCHASE ORDERS OR OTHER BUSINESS FORMS WHICH ARE DIFFERENT FROM OR IN ADDITION TO THE AFORESAID KENWOOD TERMS AND CONDITIONS. ABSENT KENWOOD'S EXPRESS WRITTEN ASSENT, NO SUCH DIFFERENT OR ADDITIONAL TERMS OR CONDITIONS SHALL BE OF ANY FORCE OR EFFECT WHATSOEVER UNDER ANY CIRCUMSTANCES WITH RESPECT TO TRANSACTIONS BETWEEN KENWOOD AND DEALER. NOTWITHSTANDING ANY FAILURE BY KENWOOD TO COMMUNICATE FURTHER OBJECTIONS THERETO. In the event of any inconsistencies between this Agreement and the other Kenwood documents identified above, the terms of this Agreement shall control.

       D. Kenwood shall have the right, at any time, to modify or cease making available any or all of the Products listed in the Price List, without advance notice or liability to Dealer.

8.     Credit and Financial Requirements.

       A. Dealer represents and warrants to Kenwood that Dealer is in a good and substantial financial condition and is able to pay all bills when due. Dealer shall, from time to time, when requested by Kenwood, furnish any financial statements or additional information as Kenwood may deem necessary to enable Kenwood to determine Dealer's financial condition.


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       B.     Kenwood shall determine, at its sole discretion, whether to extend credit to Dealer and the amount of, credit if any, to be extended. Kenwood shall have the right to change payment terms, credit limits, or any other financial requirements from time to time, at its sole discretion.

       C. Sales will be made on the payment terms in effect at the time that an order is accepted, and Dealer shall pay all invoices when due. Receipt of any check, draft or other commercial paper shall not constitute payment unless and until such instrument has been honored by the appropriate financial institution(s).

       D. Dealer shall refrain from making deductions of any kind from any payments due Kenwood, unless a credit memorandum has been issued by Kenwood to Dealer. No payment by Dealer to Kenwood of any lesser amount than that due to Kenwood shall be deemed to be other than a payment on account, and no endorsement or statement on any check or in any letter or other writing accompanying any check or other payment shall create an accord and satisfaction. Kenwood may accept any payment without prejudice to Kenwood's right to recover any remaining balance or to pursue any other remedy provided in this Agreement, in any Security Agreement(s) executed by the parties, or by applicable law.

       E. If Dealer becomes delinquent in payment obligations or other credit or financial requirements established by Kenwood or, if in the sole judgment of Kenwood, Dealer's creditworthiness becomes impaired, Kenwood shall have any or all of the following rights and remedies in addition to any other rights and remedies provided in this Agreement, in any Security Agreement(s) executed by the parties, or by applicable law:

              (i) Kenwood may refuse to accept any new orders, may cancel or delay shipment of any orders accepted previously, or may stop any shipments in transit.

              (ii) Kenwood may declare all outstanding Dealer indebtedness immediately due and payable, notwithstanding any credit terms previously in effect.

KENWOOD SHALL NOT BE LIABLE TO DEALER FOR LOSSES OR DAMAGES OF ANY KIND, AS A RESULT OF THE EXERCISE BY KENWOOD OF ITS RIGHTS AND REMEDIES HEREUNDER.

       F. INTEREST SHALL ACCRUE ON ALL DELINQUENT AMOUNTS AT THE RATE OF ONE AND ONE-HALF (1-1/2%) PERCENT PER MONTH (EIGHTEEN [18%] PERCENT PER
ANNUM) FROM THE DUE DATE OF INVOICE, OR THE MAXIMUM RATE OF INTEREST PERMITTED BY APPLICABLE LAW OR REGULATIONS, WHICHEVER IS LESS.

       G. If a judgment in Kenwood's favor is entered in any litigation instituted by Kenwood against Dealer to collect delinquent amounts, Kenwood shall be entitled to an award of reasonable attorneys' fees and costs as part of such judgment.

9.     Orders and Shipments.

       A. Each of Dealer's orders is subject to Kenwood's acceptance. In addition to any specific rights of rejection set forth in this Agreement, Kenwood shall have the right, for any reason whatsoever, to reject any order, in whole or in part.

       B. Kenwood shall endeavor to ship accepted orders within a reasonable time. HOWEVER, KENWOOD SHALL NOT BE LIABLE TO DEALER FOR ANY DAMAGES, WHETHER INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR OTHERWISE, FOR FAILURE TO FILL ORDERS, DELAYS IN SHIPMENT OR DELIVERY OR ANY ERROR IN THE FILLING OF ORDERS, REGARDLESS OF THE CAUSE THEREFOR.

       C. In the event of Product shortages, Kenwood shall have the right to allocate the available supply among its customers on a case by case basis, in a manner deemed equitable by Kenwood under the particular circumstances.

       D. Kenwood shall have the right to make partial shipments with respect to Dealer's orders, which shipments shall be invoiced separately and paid for when due, without regard to subsequent shipments. Delay in shipment or delivery of any particular installment shall not relieve Dealer from its obligation to accept any remaining installments.


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       E.     Regardless of the party paying freight charges, all risk of loss of or damage to the Products in transit shall be borne by Dealer, commencing with the placement of the Products in the custody of a carrier or shipping agent at Kenwood's loading dock. Kenwood shall provide reasonable assistance to Dealer in making claims with carriers in the event of such loss or damage, if so requested by Dealer.

       F. Kenwood shall have the right, at its option, to cancel any back orders (even if they have been accepted previously by acknowledgment, partial shipment or otherwise), provided such orders have been outstanding for a minimum of thirty (30) days. Any resubmitted orders shall be subject to Kenwood's then current pricing.

10.    Exclusion of Warranties and Damages for Defects.

       A. Kenwood affords an express warranty to end users with respect to the Products, but makes no express warranties to Dealer. Any and all implied warranties with respect to Products or parts sold by Kenwood to Dealer, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT, hereby are excluded.

       B. If Dealer elects to afford a warranty to its customers with respect to Kenwood Products in addition to the end user warranty afforded by Kenwood, said warranty shall be in Dealer's name only, and Dealer shall not represent to its customers that Kenwood has any responsibility thereunder.

       C. Unless otherwise provided by applicable law, Kenwood's liability, if any, to Dealer for any allegedly defective Product or part shall be limited to repair or replacement of same at Kenwood's option, AND THE LIABILITY OF KENWOOD, IF ANY, FOR DAMAGES RELATING TO DEFECTIVE PRODUCTS OR PARTS SHALL NOT EXCEED DEALER'S PURCHASE PRICE FOR THE ITEMS IN QUESTION.

11.    Trademarks and Tradenames.

       A. Dealer acknowledges the exclusive ownership by Kenwood or Kenwood's parent, subsidiaries or affiliates of all trademarks utilized worldwide in connection with Kenwood Products (hereinafter called collectively "Kenwood trademarks"). Dealer does not now have and shall not acquire by virtue of this Agreement, any rights in or to Kenwood trademarks.

       B. Dealer shall refrain from affixing any additional trademarks to Kenwood Products or otherwise utilizing Kenwood trademarks in combination with any other trademark(s). Dealer further shall refrain from affixing any Kenwood trademark to products other than the appropriate Kenwood Products.

       C. As used herein, the term "Kenwood trademarks" shall include all marks, names, slogans, labels, logos and designs used by Kenwood, regardless of whether such items are registered by Kenwood.

       D. Dealer shall refrain from utilizing any Kenwood trademark (or any confusingly similar trademark) in Dealer's corporate or business name.

12.    Stock Adjustments.

       No products may be returned to Kenwood by Dealer for credit or replacement because of Dealer's desire to adjust its stock of the Products, unless Dealer has obtained advance written authorization from Kenwood. Any such returns shall be subject to Kenwood's then current return authorization/stock adjustment procedures. In the event that Kenwood repurchases any of the Products from Dealer or otherwise credits Dealer's account for the purchase price of any of the Products, Dealer's purchases from Kenwood shall be deemed reduced by the amount of the repurchase or credit.

13.    Termination Matters.

       A. This Agreement is for an indefinite term and may be terminated by either party, at will, with or without cause. If the termination is without cause, thirty (30) days advance written notice must be provided by the terminating party to the other party. EACH PARTY ACKNOWLEDGES THAT SUCH PERIOD IS ADEQUATE TO ALLOW IT TO TAKE ALL ACTIONS REQUIRED TO ADJUST ITS BUSINESS OPERATIONS IN ANTICIPATION OF TERMINATION. If the termination is for cause, advance notice may be provided at the option of the terminating party, but shall not be required. "Cause" for purposes of this paragraph shall include, but not necessarily be limited to, the following:





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              (i)    In the case of termination by Dealer, cause shall exist if
                     Kenwood breaches any provision of this Agreement.

              (ii) in the case of termination by Kenwood, cause shall exist under any of the following circumstances:

                     (a) Any breach by Dealer of this Agreement, including but not limited to, the provisions of paragraphs 2, 3, 5, 6, or 8.

                     (b) The withdrawal of any present principal from Dealer's business, the addition of any new principal, the sale or other transfer of all or any part of Dealer's business or any other change in the management or control of Dealer's business.

              (iii) Cause shall exist for termination by either party if the other party attempts to assign this Agreement, except under circumstances permitted hereunder, liquidates or terminates its business, is adjudicated a bankrupt, makes an assignment for the benefit of creditors, invokes the provisions of any law for the relief of debtors, or files or has filed against it any similar proceeding.

       B. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR COMPENSATION, REIMBURSEMENT FOR INVESTMENTS OR EXPENSES, LOST PROFITS OR GOODWILL, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, OR DAMAGES OF ANY OTHER KIND OR CHARACTER BECAUSE OF THE EXERCISE OF ITS TERMINATION RIGHTS HEREUNDER.

       C. Upon any termination of this Agreement, Kenwood, at its option, shall have the right to repurchase from Dealer any or all Kenwood Products then in Dealer's inventory, but shall not be obligated to do so. If Kenwood wishes to consider the exercise of such option, it shall, within ten (10) days following the termination date, request Dealer to provide a list of Kenwood Products on hand. Dealer shall provide such list within ten (10) days thereafter. Within ten (10) days after receipt of such list, if Kenwood elects to exercise its option, it shall identify for Dealer, those Products selected for repurchase. In such event, Dealer, at its expense shall cause such Products to be delivered to any of Kenwood's regional warehouses in the United States. Kenwood shall have the right to inspect all returned merchandise before establishing final disposition. Upon inspection, Kenwood shall be entitled to reject and return to Dealer, freight collect, any Products which in Kenwood's sole judgment, are in unacceptable condition. Dealer shall be credited for any accepted Products at the net invoice prices at which such Products were purchased originally by Dealer, less any allowances which Kenwood may have granted Dealer on account of such Products, and less the costs of any necessary repair, refurbishing or repackaging.

14.    Assignment and Notice of Sale.

       Dealer may not assign, transfer or sell all or any of its rights under this Agreement (or delegate all or any of its obligations hereunder) without the advance written consent of Kenwood. If a sale or other transfer of the business conducted by Dealer is contemplated (whether by transfer of stock, assets or otherwise), Dealer shall notify Kenwood in writing not less than thirty (30) days prior to effecting such transfer, but such notice shall not obligate Kenwood to appoint the transferee as an authorized Kenwood dealer for the Products or otherwise to deal with the transferee.

15.    Indemnification.

       Dealer agrees to fully indemnify, defend and hold harmless Kenwood, the parent corporation, subsidiaries and affiliates of Kenwood, and the respective officers, directors, shareholders, employees, agents, successors and assigns of Kenwood and all such other entities (hereinafter referred to in this paragraph collectively as "the indemnified parties"), from and against any and all losses, damages, liabilities, obligations, judgments, settlements, costs and other expenses incurred or suffered by the indemnified parties, by reason of the assertion of any claim or the institution of any litigation against them, during the term of this Agreement or subsequent to its termination, which is directly or indirectly based upon or related to any breach by Dealer of this Agreement or any other acts or omissions of Dealer, its employees or agents. Dealer shall be obligated to assume the defense, at its sole expense, of any claim or litigation as to which it has an indemnification obligation hereunder. If Dealer fails to do so in a timely manner, the indemnified parties shall have the right to assume their own defense, and Dealer shall be obligated to reimburse the indemnified parties for any and all reasonable expenses (including but not limited to attorneys' fees) incurred in the defense of such claim or litigation, in addition to Dealer's other indemnity obligations hereunder.

16.    Relationship of the Parties.

       The relationship between Kenwood and Dealer is that of buyer and seller only. Nothing stated in this Agreement shall be construed as creating the relationships of employer and employee, franchisor and franchisee, master and servant, principal and agent, partnership or joint venture between the parties. Dealer shall be deemed an independent contractor at all times, and shall have no express or implied right or authority to assume or create any obligation on behalf of Kenwood.

17.    Waiver.

       The waiver by either party of any of its rights or any breaches of the other party under this Agreement in a particular instance shall not be construed as a waiver of the same or different rights or breaches in subsequent instances. All remedies, rights, undertakings and obligations hereunder shall be cumulative, and none shall operate as a limitation of any other.

18.    Notices.

       Except as otherwise provided in paragraph 23, all notices and demands of any kind which either Kenwood or Dealer may be required or desire to serve upon the other under the terms of this Agreement shall be in writing and shall be served by delivery or mail at the addresses set forth herein or at such other addresses as may be designated hereafter by notice served as herein provided. If by delivery, service shall be deemed complete upon such delivery. If by mail, service shall be deemed complete upon mailing.

19.    Paragraph Headings and Language Interpretations.

       The paragraph headings contained herein are for reference only and shall not be considered substantive provisions of this Agreement. The use of a singular or plural form in this Agreement shall include the other form, and the use of a masculine, feminine or neuter gender shall include the other genders.

20.    Severability.

       In the event that any of the provisions of this Agreement or the application of any such provisions to the parties hereto with respect to their obligations hereunder shall be held by a court of competent jurisdiction to be unlawful or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect, and shall not be affected, impaired, or invalidated in any manner.

21.    Entire Agreement.

       This Agreement, together with any other documents incorporated herein by reference, constitutes the entire Agreement between the parties hereto pertaining in any manner to the subject matter hereof, and contains all of the covenants and undertakings between the parties with respect to said subject matter. Each party to this Agreement acknowledges that no written or oral representations, inducements or promises have been made, which are not embodied herein. IT IS THE DESIRE AND INTENTION OF THE PARTIES THAT THE EXPRESS PROVISIONS OF THIS AGREEMENT NOT BE SUBJECT TO VARIATION BY IMPLIED COVENANTS OF ANY KIND. Except as otherwise provided herein, any and all prior or contemporaneous written or oral agreements between the parties pertaining in any manner to the subject matter of this Agreement expressly are superseded and cancelled by this Agreement. Notwithstanding anything to the contrary contained herein, this Agreement shall not be deemed to supersede or otherwise impair in any manner, any Security Agreement (s) as may have been heretofore executed by the parties. Except as otherwise provided in this Agreement, this Agreement may not be modified, supplemented or amended, except by an instrument executed by both parties. This Agreement may be executed in multiple counterparts, each of which shall be deemed enforceable without production of the others.

22.    Execution of Agreement and Applicable Law.

       This Agreement shall become effective only if it first is executed by Dealer within or outside the State of California and subsequently is executed by Kenwood in the State of California, and shall be governed and construed in all respects in accordance with the laws of the State of California, excluding California's conflicts of law principles.

23.    Forum Selection and Consent to Jurisdiction.

       ANY LITIGATION INSTITUTED BY DEALER AGAINST KENWOOD PERTAINING IN ANY MANNER TO THIS AGREEMENT OR ANY OTHER ASPECT OF THE PARTIES' BUSINESS RELATIONSHIP MUST BE FILED BY DEALER BEFORE A COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA. DEALER HEREBY CONSENTS IRREVOCABLY TO THE JURISDICTION OF THE CALIFORNIA COURTS OVER ITS PERSON IN THE EVENT THAT KENWOOD ELECTS TO INSTITUTE LITIGATION AGAINST DEALER IN CALIFORNIA PERTAINING TO ANY SUCH MATTERS. IN SUCH EVENT, SERVICE OF PROCESS MAY BE MADE UPON DEALER AS PROVIDED BY CALIFORNIA LAW, OR SHALL BE CONSIDERED EFFECTIVE IF SENT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year hereinabove written.

DEALER

CHAMPION COMMUNICATION SERVICES, INC.
-------------------------------------
Dealer's Full Legal Name


-------------------------------------
d/b/a (if Different from legal Name)

A Corporation
  -----------------------------------
(Corporation, Partnership
or Sole Proprietorship)

of the State of:
 Delaware
-------------------------------------

By:  /s/  K. E. NOTTER, JR.
    ---------------------------------
Signature

 K. E. Notter, Jr.
-------------------------------------
Print or Type Name

Title:  Senior Vice President
       ------------------------------
(Corporate Officer {Indicate Office},
Partner, Proprietor)

Attesting Witness:

 /s/ [ILLEGIBLE]
-------------------------------------

KENWOOD COMMUNICATIONS CORPORATION

By:  /s/ [ILLEGIBLE]
    ---------------------------------

Title:
       ------------------------------





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
                       KENWOOD COMMUNICATIONS CORPORATION
                  PRODUCT ADDENDUM TO MASTER DEALER AGREEMENT
                         FOR LAND MOBILE RADIO PRODUCTS

Applicable Products.

       Trunked radio products.

Authorized Locations.

       Dealer's authorized location(s) for the Products are as follows:


--------------------------------------------------------------------------------
Street Address       City or Town          State         Zip

1610 Woodstead Court - Suite 330, The Woodlands, TX 77380
--------------------------------------------------------------------------------
517 S. 16th Street -LaPorte, TX 77571
--------------------------------------------------------------------------------
10100 W. Sample Road, Suite 305, Coral Springs, FL 33065
--------------------------------------------------------------------------------
8655 E. Via De Ventura, Suite G-241, Scottsdale, AZ 85258
--------------------------------------------------------------------------------
P.O. Box 3, 2049 loth Street, Gering, NE 69341
--------------------------------------------------------------------------------

Minimum Purchase Requirements.

       A. Purchases shall be measured semiannually, based upon Kenwood's fiscal year. (April 1st through March 31st).

       B. Semiannual purchasing periods are April 1st through September 30th and October 1st through March 31st.

       C. Dealer's present semiannual purchase requirement (net of returns and any other adjustments) is $N/A. If this Addendum first becomes effective other than at the commencement of a semi-annual period, the requirement for such initial period shall be prorated.

       D. If Dealer has been appointed by Kenwood under more than one Product Addendum, Dealer shall be required to satisfy individual requirements for each Addendum. Purchases of different product lines may not be aggregated.

       E. Kenwood shall be entitled to change Dealer's minimum semiannual purchase requirement on an annual basis, by providing written notice to Dealer of a change for the subsequent year no later than March 1st of the year then in force. The new requirement specified in any such notice shall supersede all requirements set forth in any prior notifications or in this Product Addendum. Kenwood's election to refrain from changing Dealer's requirement in any particular year shall not preclude a change in any subsequent year.

                  *CCSI has been awarded the 500 lot trunking
                       product pricing for calendar 1996.

This Addendum is effective as of February 5, 1996 and supersedes any Addenda executed previously by the parties concerning the subject matter hereof.


DEALER

CHAMPION COMMUNICATION SERVICES, INC.
-------------------------------------
Dealer's Full Legal Name


-------------------------------------
d/b/a (if Different from legal Name)


By:  /s/  KENNETH E. NOTTER, JR.
    ---------------------------------
Signature

 Kenneth E. Notter, Jr.
-------------------------------------
Print or Type Name

Title:  Senior Vice President
       ------------------------------
(Corporate Officer {Indicate Office},
Partner, Proprietor)

Attesting Witness:

 /s/ [ILLEGIBLE]
-------------------------------------

KENWOOD COMMUNICATIONS CORPORATION

By:
    ---------------------------------

Title:
       ------------------------------


FOR INFORMATIONAL PURPOSES;

SYSTEMS: Own [X]   Sell onto another [X]   800MHz [X]   900MHz [ ]
         No. of Chs. [ ]

                       KENWOOD COMMUNICATIONS CORPORATION
                  PRODUCT ADDENDUM TO MASTER DEALER AGREEMENT
                         FOR LAND MOBILE RADIO PRODUCTS

Applicable Products.

       Conventional land mobile radio products.

Authorized Locations.

       Dealer's authorized location(s) for the Products are as follows:

1610 Woodstead Court, Suite 300   The Woodlands, Texas 77380
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Street Address                     City or Town  State  Zip

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Minimum Purchase Requirements.

       A. Purchases shall be measured semiannually, based upon Kenwood's fiscal year. (April 1st through March 31st).

       B. Semiannual purchasing periods are April 1st through September 30th and October 1st through March 31st.

       C. Dealer's present semiannual purchase requirement (net of returns and any other adjustments) is $25,000. If this Addendum first becomes effective other than at the commencement of a semi-annual period, the requirement for such initial period shall be prorated.

       D. If Dealer has been appointed by Kenwood under more than one Product Addendum, Dealer shall be required to satisfy individual requirements for each Addendum. Purchases of different product lines may not be aggregated.

       E. Kenwood shall be entitled to change Dealer's minimum semiannual purchase requirement on an annual basis, by providing written notice to Dealer of a change for the subsequent year no later than March 1st of the year then in force. The new requirement specified in any such notice shall supersede all requirements set forth in any prior notifications or in this Product Addendum. Kenwood's election to refrain from changing Dealer's requirement in any particular year shall not preclude a change in any subsequent year.

       This Addendum is effective as of ________, 19__ and supersedes any Addenda executed previously by the parties concerning the subject matter hereof.


DEALER

CHAMPION COMMUNICATION SERVICES, INC.
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Dealer's Full Legal Name


-------------------------------------
d/b/a (if Different from legal Name)


By:  /s/  K. E. NOTTER, JR.
    ---------------------------------
Signature

 K. E. Notter, Jr.
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Print or Type Name

Title:  Senior Vice President
       ------------------------------
(Corporate Officer {Indicate Office},
Partner, Proprietor)

Attesting Witness:

 /s/ [ILLEGIBLE]
-------------------------------------

KENWOOD COMMUNICATIONS CORPORATION

By:  /s/ [ILLEGIBLE]
    ---------------------------------

Title:
       ------------------------------


FOR INFORMATIONAL PURPOSES;

SYSTEMS: Own [ ]   Sell onto another [ ]   800MHz[ ]   900MHz [ ]
         No. of Chs. [ ]